Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Meng Hao, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Year End Report on Form 10-K of Razor Resources Inc. for the period ended April 30, 2013 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Razor Resources Inc.

Dated: January 2, 2014

/s/Meng Hao

Meng Hao

President, Secretary and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer) Razor Resources Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Razor Resources Inc. and will be retained by Razor Resources Inc. and furnished to the Securities and Exchange Commission or its staff upon request.